UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 21, 2012

K-V PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2280 Schuetz Road
St. Louis, MO		63146
(Address of principal executive offices)		(Zip Code)

(314) 645-6600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01	Regulation FD Disclosure.

As previously disclosed in its Current Report on Form 8-K filed August 4, 2012, K-V Pharmaceutical Company (the “Company”) and certain of its wholly-owned domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On September 21, 2012, the Debtors filed with the Bankruptcy Court their Monthly Operating Report for the period from August 4, 2012 to August 31, 2012 (the “MOR-August 2012”), which included certain Makena®-performance metrics.  A copy of the MOR-August 2012 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K (including Exhibit 99.1 hereto and any information contained therein) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

 Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the MOR-August 2012, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Company cannot predict what the ultimate value of any of its securities may be and it remains too early to determine whether holders of any such securities will receive any distribution in the Debtors’ reorganization. In particular, in most cases under Chapter 11 of the Bankruptcy Code, holders of equity securities receive little or no recovery of value from their investment. The MOR-August 2012 is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee of the Southern District of New York and the Bankruptcy Court. The MOR-August 2012 was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation. The MOR-August 2012 does not include all of the information and footnotes required by GAAP. Therefore, the MOR-August 2012 does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the MOR-August 2012 is complete. The MOR-August 2012 also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the MOR-August 2012 should not be viewed as indicative of future results.

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Item 9.01	Financial Statements and Exhibits.

(d)          The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Monthly Operating Report for the Period From August 4, 2012 To August 31, 2012

The Company will post this Form 8-K on its Internet website at www.kvpharmaceutical.com.  References to the Company’s website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to the website.  Information contained on the website do not constitute part of this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 26, 2012

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and
Secretary

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